

Advancing each generation. ALCOA

Alcoa's Transformation Accelerates:

Expanding Our Portfolio of Titanium Offerings and Value-Add Solutions

Announcing RTI International Metals Acquisition

March 9, 2015

Important Information

Forward-Looking Statements

Certain statements in this presentation, including statements regarding the proposed acquisition of RTI by Alcoa, the expected timing, closing and benefits of the transaction, the expected synergies, the expected contribution of RTI to Alcoa's revenues and profitability, the expected acceleration of Alcoa's portfolio transformation, the expected size, scope and growth of the combined company's operations and the markets in which it will operate, including the aerospace market, the anticipated issuance of Alcoa common stock in exchange for RTI stock in the transaction, as well as Alcoa's plans, objectives, strategy, and intentions, may contain words such as: "anticipates," "believes," "could," "estimates," "expects," "forecasts," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," or other words of similar meaning that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Alcoa's current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which Alcoa and RTI operate. In making these statements, Alcoa has made assumptions with respect to: the ability of Alcoa and RTI to achieve expected synergies and the timing of same; the ability of Alcoa and RTI to predict and adapt to changing customer requirements, demand, and preferences; future capital expenditures, including the amount and nature thereof; trends and developments in the aerospace, metals engineering (including aluminum and titanium), advanced manufacturing, and other sectors of the economy that are related to these sectors; business strategy and outlook; expansion and growth of business and operations; credit risks; future results being similar to historical results; expectations related to future general economic and market conditions; and other matters, many of which are beyond Alcoa's control. Alcoa's beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change and may prove to be inaccurate. Actual results or events could differ materially from those contemplated in forward-looking statements as a result of numerous risks and uncertainties, including: (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa's resources, systems, procedures and controls, disruption of its ongoing business and diversion of management's attention from other business concerns; (b) the effect of an increased number of Alcoa shares outstanding as a result of the proposed transaction; (c) the possibility that certain assumptions with respect to RTI or the proposed transaction could prove to be inaccurate; (d) failure to receive the required votes of RTI's shareholders to approve the transaction; (e) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals of the proposed transaction, or the failure to satisfy the other closing conditions to the proposed transaction; (f) the potential failure to retain key employees of Alcoa or RTI as a result of the proposed transaction or during integration of the businesses; (g) potential sales of Alcoa common stock issued in the acquisition; (h) the potential loss of customers, suppliers, and other business relationships of Alcoa or RTI as a result of the transaction; (i) consequences of investigations by governmental agencies or regulatory authorities; (j) the failure to capitalize on anticipated growth in the commercial aerospace market; and (k) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2014, and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Nothing on Alcoa's website is included or incorporated by reference herein.

Important Information (continued)

Additional Information and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between Alcoa and RTI will be submitted to the shareholders of RTI for their consideration. Alcoa will file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that will include a proxy statement of RTI that also constitutes a prospectus of Alcoa. RTI will provide the proxy statement/prospectus to its shareholders. Alcoa and RTI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Alcoa or RTI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RTI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from both Alcoa's website (www.alcoa.com) and RTI 's website (www.rtiintl.com).

Participants in the Solicitation

Alcoa, RTI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from RTI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RTI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Alcoa's executive officers and directors in its definitive proxy statement filed with the SEC on March 18, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 19, 2015. You can find information about RTI's executive officers and directors in its definitive proxy statement filed with the SEC on March 28, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 26, 2015. Additional information about Alcoa's executive officers and directors and RTI's executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from Alcoa and RTI as described in the preceding paragraph.

RTI Strengthens Alcoa's Multi-Material Capabilities

Strategic rationale of transaction

Expanding Value-Add Portfolio

- ✓ **13% Increase** in Alcoa **Aerospace Revenue**[1]
- ✓ Grows **Aero Exposure** to **37%** of **Value-Add Revenue**[1]
- ✓ **5-6% CAGR**[2] in global **Aerospace** market

Building Out Important Capabilities

- ✓ **Expands** Alcoa's **Titanium** offerings and **value-add solutions**
- ✓ Access to **Advanced technology** (e.g., Machining, Ti-Aluminide, Additive Manufacturing)
- ✓ Projected **Revenue**[3] **~65% supported** by contracts across **all markets**

Leveraging Alcoa Advantage

- ✓ Applying Alcoa's **Technology, Procurement** and **Customer** Advantage
- ✓ Combining **Best-in-Class Design, Processing** and **Metallurgical Capabilities**
- ✓ Establishing **Alcoa's Operating System**; **Robust PMI** program

1) 2014 Pro Forma including Firth Rixson and TITAL; 2) 2014-2019; 3) Over next five years: 2015-2019
CAGR = Compound annual growth rate PMI = Post Merger Integration

RTI Acquisition Meets our Strategic and Financial Criteria

Outline of the transaction

Transaction Overview

- **Offer Consideration:** Stock-for-stock transaction at an exchange ratio of 2.8315 Alcoa shares per RTI share[1]
- **Enterprise Value:** $1.5B reflecting:
  - ~ **$1.3B** equity issuance [~89M shares]
  - **$517M** convertible senior notes (2015 & 2019)[2]
  - **$330M** of RTI cash on hand
- **Key Metric:** Reflects $41 per share, 13.1x LTM EBITDA, within range of precedent transactions
- **Close: Expected in 3 to 6 months;** subject to customary regulatory and RTI shareholder approvals

Compelling Strategic Merits

- **Builds value-add** portfolio; **expands** further into **high-performance** metals
- **Expands range** of midstream and downstream **titanium supply chain** capabilities
- **Captures growth** from **long-term agreements** and **Advanced Technologies**

Attractive Financial Benefits

- Expected to generate **Revenue** of **$1.2B; EBITDA margin** of **25%** in **2019**
- **Synergies** of **~$100M** in **year four**
- **Neutral** to Alcoa earnings in **year two; accretive thereafter**[3]
- Return in **excess** of **Cost of Capital**
- Pro-Forma Debt-to-EBITDA well **within our target range**

1) Fixed exchange ratio based on market close price as of Friday, March 6, 2015; 2) As a result of the acquisition, Alcoa assumes $114.4M convertible senior notes due 2015 of which holders have the right to elect to convert to common stock within 35 trading days post-close; 3) Based on current market conditions and phased-in synergies

Offering Full Midstream and Downstream Titanium Value Chain

RTI revenue by product group

2014 RTI Revenue: $794M

80% of revenue[1] from aerospace and defense



45%
$361M
55%
$433M

Titanium Segment


Ingot

- **Plasma** and **Electron Beam** melting
- **Vacuum Arc** Re-melt
- **Continuous casting** process
- **Scrap** processing **capabilities**


Billet


Sheet and Plate

- **Open-die** forging
- **Rotary** forging
- **Rolling**
- **Near net shape** powder metal **pre-forms**

Advanced Technologies Segment[2]


Machining and Subassemblies

- High-speed **long-bed, multi-spindle** machining (wing ribs, bulkheads, frames)
- Flight critical **subassemblies/kittings** (access doors, flight control surfaces, helicopter floors)
- **Robotic** precision machining of **medical devices** (surgical tools, vascular/urology devices)


Extrusions

- Near **net shape Airframe**, **long**-length **thin-wall** extrusions (seat tracks, pylons)
- Medium to **large Oil & Gas hollow** tubes (drill pipes, risers)


Additive Manufacturing

- **3-D Printing** of complex Ti, specialty metal, plastic **finished components**
- Commercial **production**/rapid **proto-typing**

1) Balance of revenue is mainly split between the oil and gas and medical markets
2) Engineered products and services segment

Mix Changes Drive Titanium: Fastest Growing Aerospace Metal

Commercial jet titanium mill products growth 2014-2019 and titanium growth content in next generation aircraft



Aircraft mix changes
Platform Titanium Buy Weights (000 lbs) for Select Aircraft
B767
43
B787
226
5.3X
A330
46
A350
208
4.5X
B777
170
B777X
406
2.4X



Drives Growth in Titanium
Titanium Mill Products Spend[1] for Commercial Jets[2] ($B)
+4.9%
CAGR
2.1
2.7
2014
2019E

Source: ICF International
1) Buy weight value for billet, bloom, plate, sheet, bar; 2) Includes Large Commercial Jets and Regional Jets

Expanding Range of Titanium Midstream and Downstream Offerings

Midstream and downstream supply chain combining Alcoa and RTI capabilities



Midstream
Downstream
Melting
(Ingot, Cast Slab)
Billetizing, Rolling
(Mill Products)
Conversion
(Closed-Die Forging, Extruding, Investment Casting)
Machining, Subassemblies
ALCOA
RTI International Metals, Inc.

Enables Fully Integrated Scrap Loop

Capabilities[1]	None	Limited	Moderate	Significant	Full

1) Representative of mid and downstream capabilities; not intended to reflect a market position

Levers Identified to Drive Profitable Growth; ~65% Supported by Contracts

Actual and projected RTI results ($M)



~65% supported
by contracts
REVENUE
~$800
+$200
+$200
$1,200
e.g., Aero & Defense
Ingot, sheet, plate
Extrusions, machined components and subassemblies
e.g., Medical
e.g., Aero & Defense
Extrusions, machined components, subassemblies
Ti ingot buy programs
Ti Al for engine components
2014A
Market
Share Gains
2019E
EBITDA MARGIN%
14.5%
actual
25.0%
target

Alcoa Advantage Drives Operational Excellence and Growth

Synergy Levers

Process Productivity	▪ **Increase** electrode **scrap density** by **30%** for **VAR melting** ▪ Utilize Alcoa's **advanced residual stress modeling** to **reduce** post-machining **distortion** and **improve yields** by **10-15%**
Procurement Savings	▪ **Leverage** Alcoa's **$18B** global **Spend** ▪ Integrate management of **production** and **maintenance supplies** ▪ **Standardize** payment **terms**
Overhead Cost Reductions	▪ Integrate **Shared Services Center** of **Excellence** • Finance • Information Technology • Credit • Human Resources
Growth	▪ Extrusions and subassemblies ▪ **Ti ingot directed buy** programs ▪ **Ti Al** for high-growth **engine components**

Net Synergies $100M

Realize **30%** in **year 2**
Realize **100%** in **year 4**

Advanced Technologies Drive Further Growth Opportunities

Ti Aluminide and Additive Manufacturing capabilities


Low Pressure Turbine Blades

Sample Jet Engine

Highly Complementary: Ti-Aluminide (TiAl)

- **Direct access** to RTI **TiAl** ingot for Alcoa's **investment casting** and **forging** technology
- **Technically advanced TiAl** LPT **blades; 50% lighter** than **Ni-based** alloy
- **Employed** on **highest-volume** next-generation **engine** programs (LEAP X &GEnX)
- **Long-term agreement** with Snecma in place for **LEAP X engine**

Additive Manufacturing: Multi-Material 3-D Printing

- Provides **intellectual property** in **multi-material 3-D printing** (Ti, Ni, Steel and Al)
- Access to **operational, commercial expertise** in **additive** manufactured **part production**
- Enables **faster, multi-material** proto-typing, tooling and production **across aerospace** and **medical**
- Advanced **speed to market**; **reduces** new part **cycle time > 50%**



Direct Metal Laser Deposition

Grows Aerospace Revenue 13% to $5.6B in 2014

2014 Pro forma Aerospace Revenue: $5.6B



11%
$0.6B
18%
$1.0B
13%
$0.7B
23%
$1.3B
35%
$2.0B

Full Service Ti Mill and Fabricated Products

- **Strong** position in **melting, conversion**[1] and **machining**
- **Complete range** of **Ti** melting, billetizing and rolling **capabilities**
- **Multi-material** high-velocity **machining, subassemblies**



High Performance Engine Castings

- Global **leader** in **jet engine airfoils**
- 100% **nickel super alloys**



Specialized Rings and Forgings

- Global **leader in seamless rings**
- **Full range** of global **engine forgings**
- ~60% **nickel alloys**, ~25% **titanium** ~15% **steel and aluminum**



Innovative Fastening Systems

- Global **leader** in aerospace **fastening** systems
- Both **airframe** and **engine** applications
- ~40% **titanium**, ~25% **steel** and ~35% **nickel alloys**



Advanced Aerospace Structures

- Aluminum **sheet, plate** and **extrusions**
- **Aluminum** ~90% and **titanium forgings** ~10%
- **Structural castings**; ~50% **titanium**, ~30% **aluminum** and ~20% **nickel alloys**



1) Conversion refers to forging, extruding and investment casting

Acquisition Accelerates Transformation; Builds Value-Add Portfolio

Expands Titanium Offerings and Value-Add Solutions;

Capitalizes on Growing End Markets

Alcoa Advantage to Take Strong Business to New Heights

Advancing each generation.

ALCOA